QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2019

BELMOND LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission File Number)	(IRS Employer Identification Number)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

        On December 13, 2018, Belmond Ltd., an exempted company incorporated in Bermuda and foreign private issuer (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), with LVMH Moët Hennessy—Louis Vuitton SE, a corporation organized under the laws of France ("LVMH"), Palladio Overseas Holding Limited, a company organized under the laws of England and Wales and an indirect, wholly-owned subsidiary of LVMH ("Holding"), and Fenice Ltd., an exempted company organized under the laws of Bermuda and a wholly-owned subsidiary of Holding ("Merger Sub"), pursuant to which LVMH will acquire the Company by way of a merger of Merger Sub with and into the Company, with the Company being the surviving company in the merger and becoming a subsidiary of Holding (the "Merger"). The Company will hold a special general meeting of its shareholders at 2 p.m., London time, on February 14, 2019 at Belmond's corporate headquarters, at Shackleton House, First Floor, 4 Battle Bridge Lane, London, England to approve the Merger Agreement and the Merger. A copy of the notice of special general meeting, including the related proxy statement, and the form of proxy card for holders of the Company's class A common shares are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

        The information contained in this Item 7.01, including Exhibits 99.1 and Exhibit 99.2 attached to this Current Report on Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed by Belmond under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Notice of Special General Meeting of Shareholders of Belmond Ltd. to be held on February 14, 2019 and the proxy statement related thereto, including attached annexes.
99.2	Form of Proxy Card for Holders of Belmond Class A Common Shares.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELMOND LTD.
	By:	/s/ RICHARD M. LEVINE
		Name:	Richard M. Levine
		Title:	Executive Vice President, Chief Legal Officer & Secretary
Date: January 8, 2019

QuickLinks

  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE